UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2013

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-35560	93-1301885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23622 Calabasas Road

Suite 300

Calabasas, California 91302

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 11, 2013, ImmunoCellular Therapeutics, Ltd. issued a press release entitled “ImmunoCellular Therapeutics Phase II Study Demonstrates That Glioblastoma Patients Live Longer Without Disease Progression When Treated With ICT-107,” a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated December 11, 2013, entitled “ImmunoCellular Therapeutics Phase II Study Demonstrates That Glioblastoma Patients Live Longer Without Disease Progression When Treated With ICT-107.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2013	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ Andrew Gengos
Andrew Gengos President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated December 11, 2013, entitled “ImmunoCellular Therapeutics Phase II Study Demonstrates That Glioblastoma Patients Live Longer Without Disease Progression When Treated With ICT-107.”